                                                                    EXHIBIT 10.1

                                THIRD AMENDMENT

                                      TO

                   AMENDED AND RESTATED FINANCING AGREEMENT

          Third Amendment, dated as of March 15, 1999 to the Amended and Restated Financing Agreement, dated as of June 18, 1998, as amended through the date hereof (the "Financing Agreement"), by and among McNaughton Apparel Group Inc., a Delaware corporation and successor by merger to Norton McNaughton, Inc. (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware corporation ("Miss Erika"), Jeri-Jo Knitwear, Inc., a Delaware corporation formerly known as JJ Acquisition Corp. ("Jeri-Jo" and together with Squire and Miss Erika, each a "Borrower" and collectively, the "Borrowers"), the lenders party thereto (each a "Lender" and collectively, the "Lenders"), NationsBanc Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Fleet Bank NA, as documentation agent for the Lenders (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the Administrative Agent, each an "Agent" and collectively, the "Agents").

          The Company, the Borrowers, the Lenders and the Agents desire to amend certain terms and conditions in the Financing Agreement as hereafter set forth.

          Accordingly, the Company, the Borrowers, the Agents and the Lenders hereby agree as follows:

          1.   Definitions. A11 capitalized terms used herein and not otherwise
               -----------
defined herein are used herein as defined in the Financing Agreement.

          2.   Financial Covenants. Section 7.02(p) of the Financing Agreement
               -------------------
is hereby amended to read in its entirety as follows:

                    "(i) Net Worth. Permit Consolidated Net Worth of the Company
                         ---------
     and its Consolidated Subsidiaries at the end of each Fiscal1 Quarter to be less than the amount set forth below opposite each such Fiscal Quarter end:

                    Fiscal               Minimum
                  Quarter End           Net Worth
                 --------------        -----------

                 January 30, 1999      $38,000,000

                 May 1,1999            $38,000,000

                 July 31, 1999               $38,000,000

                 November 6, 1999            $40,000,000

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the Consolidated Net Worth for the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon the amounts of such Consolidated Net Worth on or before the date that is 30 days after the date that the Lenders have received such financial projections, the Consolidated Net Worth at the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the amount set forth for the last Fiscal Quarter end set forth above.

                    (ii)    Leverage Ratio. Permit the ratio of Consolidated
                            --------------
     Total Liabilities to Consolidated Net Worth of the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter to be greater than the amount set forth below opposite each such Fiscal Quarter end:

                     Fiscal                    Maximum
                  Quarter End               Leverage Ratio
                 ----------------           --------------

                 January 30, 1999            3.8 to 1.0

                 May 1, 1999                 5.0 to 1.0

                 July 31, 1999               4.7 to 1.0

                 November 6, 1999            4.0 to 1.0

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the ratio of Consolidated Total Liabilities to Consolidated Net Worth of the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon such ratio on or before the date that is 30 days after the date that the Lenders have received such projections, such ratio as of the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be greater than the ratio set forth for the last Fiscal Quarter end set forth above.

                    (iii)  Working Capital. Permit Working Capital at the
                           ---------------
     end of each Fiscal Quarter to be less than the amount set forth below opposite each such Fiscal Quarter:

                        Fiscal                 Minimum
                      Quarter End          Working Capital
                    --------------         ---------------

                    January 30, 1999        $101,000,000

                    May 1, 1999             $102,000,000

                    July 31, 1999           $103,000,000

                    November 6, 1999        $105,000,000

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the minimum Working Capital as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon the amounts of such Working Capital on or before the date that is 30 days after the date that the Lenders have received such projections, the Working Capital at the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the amount set forth for the last Fiscal Quarter end set forth above.

                    (iv)   Fixed Charge Coverage Ratio. Permit the ratio of
                           ---------------------------
     Consolidated EBITDA of the Company and its Consolidated Subsidiaries to Consolidated Fixed Charges of the Company and its Consolidated Subsidiaries for each Fiscal Quarter to be less than the amount set forth below opposite each such Fiscal Quarter.

                        Fiscal                 Minimum Fixed
                      Quarter End            Charge Coverage Ratio
                    --------------           ---------------------

                    January 30, 1999             .25 to 1.0

                    May 1, 1999                 1.30 to 1.0

                    July 31, 1999               1.07 to 1.0

                    November 6, 1999            1.35 to 1.0

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01(a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the ratio of Consolidated EBITDA of the Company and its Consolidated Subsidiaries to Consolidated Fixed Charges of the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required

     Lenders are unable to agree upon the amounts of such ratio on or before the date that is 30 days after the date that the Lenders have received such projections, such ratio for each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the ratio set forth for the last Fiscal Quarter end set forth above.

                           (v)   Cash Flow Ratio. Permit the ratio of
                                 ---------------
     Consolidated EBIT of the Company and its Consolidated Subsidiaries to Consolidated Net Interest Expense of the Company and its Consolidated Subsidiaries at the end of each Fiscal Quarter be less than the amount set forth below opposite each such Fiscal Quarter:

                           Fiscal                Minimum
                         Quarter End           Cash Flow Ratio
                       ---------------         ---------------

                       January 30, 1999            10 to 1.0

                       May 1, 1999               1.33 to 1.0

                       July 31, 1999             1.06 to 1.0

                       November 6, 1999          1.68 to 1.0

     provided that, upon receipt of the financial projections required to be delivered to the Lenders pursuant to Section 7.01 (a)(vi) hereof for each Fiscal Year, the Company and the Agents shall negotiate in good faith to determine the ratio of Consolidated EBIT of the Company and its Consolidated Subsidiaries to Consolidated Net Interest Expense of the Company and its Consolidated Subsidiaries as of the end of each Fiscal Quarter covered by such financial projections and, in the event that the Company and the Required Lenders are unable to agree upon such ratio on or before the date that is 30 days after the date that the Lenders have received such projections, such ratio at the end of each Fiscal Quarter of the Fiscal Year covered by such financial projections shall not be less than the ratio set forth for the last Fiscal Quarter set forth above."

          3. Conditions to Effectiveness. This Amendment shall be effective only
             ---------------------------
upon satisfaction in full of the following conditions precedent (the first date upon which al1 such conditions have been satisfied in full being herein called the "Amendment Effective Date")

                    (i) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date and the date hereof as though made on and as of each of such dates (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date or on the date hereof, or result from this Amendment becoming, effective in accordance with its terms.

                    (ii) The Agents shall have received counterparts of this Amendment which bear the signatures of the Company, the Borrowers and each of the Required Lenders.

                    (iii) All legal matters incident to this Amendment shall be satisfactory to the Agents and their counsel.

          4.   Representations and Warranties. Each of the Company and the
               ------------------------------
Borrowers represents and warrants to the Lenders as follows:

               (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, all other documents executed by it in connection with this Amendment, and to perform the Financing Agreement, as amended hereby.

               (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to the Company's or any Borrower's property.

               (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

               (d) This Amendment and the Financing Agreement, as amended hereby, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

               (e) The representations and warranties contained in Article VI of the Financing Agreement are true and correct on and as of the Amendment Effective Date and as of the date hereof though made on and as of the Amendment Effective Date and the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date or on the date hereof.

          5.   Continued Effectiveness of Financing Agreement. Each of the
               ----------------------------------------------
Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Agreement Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof', "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing AGreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

          6.   Miscellaneous.
               -------------

               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               (d) The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.

          IN WITNESS WHEREOF, tbe parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     MCNAUGHTON APPAREL GROUP INC.


                                     By: /s/ Amanda J. Bokman
                                        -------------------------------------
                                     Title: VP, CFO, Secretary & Treasurer
                                            ---------------------------------


                                     NORTON MCNAUGHTON OF SQUIRE, INC.


                                     By: /s/ Amanda J. Bokman
                                        -------------------------------------
                                     Title: VP, CFO, Secretary & Treasurer
                                            ---------------------------------

                                     MISS ERIKA, INC.


                                     By: /s/ Amanda J. Bokman
                                        -------------------------------------
                                     Title: VP, CFO, Secretary & Treasurer
                                            ---------------------------------

                                     JERI-JO KNITWEAR, INC.


                                     By: /s/ Amanda J. Bokman
                                        -------------------------------------
                                     Title: VP, CFO, Secretary & Treasurer
                                            ---------------------------------

                                     AGENTS AND LENDERS
                                     ------------------

                                     THE CIT GROUP/COMMERCIAL SERVICES,
                                      INC., as Administrative Agent


                                     By: /s/ Charles Carbone
                                        -------------------------------------
                                     Title: VP
                                           ----------------------------------


                                     NATIONSBANC COMMERCIAL
                                      CORPORATION, as Collateral Agent


                                     By: /s/ Carl Banilower
                                        -------------------------------------
                                     Title: Sr. VP
                                           ----------------------------------

                    FLEET BANK NA, as Documentation Agent



                    By: /s/ Stephen Leavenworth
                       -----------------------------------------
                    Title: _____________________________________



                    SANWA BUSINESS CREDIT CORPORATION


                    By:_________________________________________
                    Title:______________________________________



                    ISRAEL DISCOUNT BANK OF NEW YORK



                    By:__________________________________________
                    Title:_______________________________________



                    SUNROCK CAPITAL CORP.



                    By: /s/ Stephen Coffey
                       -----------------------------------------
                    Title: V.P.
                          --------------------------------------


                    PNC BANK, NATIONAL ASSOCIATION



                    By: /s/ Edmundo Kahn
                       -----------------------------------------
                    Title: Asst. V.P.
                          --------------------------------------


                    HELLER FINANCIAL CORPORATION



                    By: /s/ Albert Forzano
                       -----------------------------------------
                    Title: V.P.
                          --------------------------------------
                                      -8-